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                                                                  Exhibit (g)(2)

                     Annex A to the Global Custody Agreement
                  with JPMorgan Chase Bank dated March 1, 2003

J.P. MORGAN MUTUAL FUND SERIES
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund
JPMorgan Intrepid All Cap Fund
JPMorgan Intrepid Investor Fund

J.P. MORGAN FLEMING SERIES TRUST
JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

J.P. MORGAN FUNDS
JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan U.S. Small Company Opportunities Fund

J.P. MORGAN INSTITUTIONAL FUNDS
JPMorgan Short Term Bond Fund
JPMorgan Bond Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Fleming International Value Fund
JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Diversified Fund
JPMorgan Disciplined Equity Fund
JPMorgan Fleming International Opportunities Fund
JPMorgan Global Strategic Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund

J.P. MORGAN SERIES TRUST
JPMorgan Enhanced Income Fund
JPMorgan Global 50 Fund
JPMorgan Global Healthcare Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan California Bond Fund
JPMorgan Market Neutral Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Small Company Opportunities Fund
JPMorgan Disciplined Equity Value Fund

JPMORGAN SERIES TRUST II
J.P. Morgan Bond Portfolio
J.P. Morgan U.S. Large Cap Core Equity Portfolio
J.P. Morgan Small Company Portfolio
J.P. Morgan International Equity Portfolio
J.P. Morgan Mid Cap Value Portfolio

J.P. MORGAN MUTUAL FUND GROUP
JPMorgan Capital Growth Fund
JPMorgan Fleming European Fund
JPMorgan Fleming International Growth Fund
JPMorgan Fleming Japan Fund
JPMorgan Dynamic Small Cap Fund

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J.P. MORGAN MUTUAL FUND GROUP CONT.
JPMorgan Growth & Income Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Fund
JPMorgan U.S. Treasury Income Fund
JPMorgan Small Cap Equity Fund
JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Fleming Asia Equity Fund
JPMorgan Fleming International Small Cap Equity Fund
JPMorgan Select Growth & Income Fund

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Growth Fund

J.P. MORGAN MUTUAL FUND TRUST
JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan New York Tax Free Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Treasury Plus Money Market Fund
JPMorgan U.S. Government Money Market Fund

J.P. MORGAN MUTUAL FUND SELECT GROUP
JPMorgan Bond Fund II
JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund
JPMorgan Fleming International Equity Fund

J.P. MORGAN MUTUAL FUND SELECT TRUST
JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Income Fund
JPMorgan Tax Free Income Fund

MUTUAL FUND VARIABLE ANNUITY TRUST
Asset Allocation Variable Annuity Portfolio
Capital Growth Variable Annuity Portfolio
Growth & Income Variable Annuity Portfolio
International Equity Variable Annuity Portfolio
Money Market Variable Annuity Portfolio
U.S. Government Income Variable Annuity Portfolio

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
JPMorgan Equity Growth Fund
JPMorgan Equity Income Fund
JPMorgan Mid Cap Growth Fund

JPMORGAN SECURITIES LENDING COLLATERAL INVESTMENT TRUST
JPMorgan Securities Lending Collateral Investment Fund